UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): June 10, 2008
NovaRay Medical, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	000-52731	16-1778998

(State or Other Jurisdiction	(Commission File No.)	(I.R.S. Employer
of Incorporation)		Identification No.)

39655 Eureka Drive, Suite A, Newark, California	94560

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (510) 592-3000
1850 Embarcadero Road, Palo Alto, California 94303
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.
          On June 10, 2008, NovaRay, Inc. (“NovaRay, Inc.”), a wholly-owned subsidiary of NovaRay Medical, Inc., issued a press release announcing that NovaRay, Inc. hired Mr. Jack E. Price to the position of chief executive officer and president of NovaRay, Inc., effective January 1, 2008. A copy of such press release is incorporated herein by reference and is furnished as Exhibit 99.1 to this Current Report on Form 8-K.
          The information in this Current Report on Form 8-K shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of such Section.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit
Number	Description

99.1	Press Release, dated June 10, 2008, issued by NovaRay, Inc., announcing that NovaRay, Inc. hired Mr. Jack E. Price to the position of chief executive officer and president of NovaRay, Inc., effective January 1, 2008.

2

SIGNATURES
          Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NovaRay Medical, Inc.

Dated: June 10, 2008	By: Name:	/s/ Jack Price Jack Price
	Title:	President and Chief Executive Officer

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press Release, dated June 10, 2008, issued by NovaRay, Inc., announcing that NovaRay, Inc. hired Mr. Jack E. Price to the position of chief executive officer and president of NovaRay, Inc., effective January 1, 2008.